                                                                    Exhibit 32.2

                  CERTIFICATION OF CHIEF FINANCIAL OFFICER (1)

Pursuant  to  18  U.S.C.  Section  1350,  as  created  by  Section  906  of  the
Sarbanes-Oxley  Act of  2002,  the  following  certification  is  being  made to accompany  Catskill  Litigation  Trust's Quarterly Report on Form 10-QSB for the
period ended March 31, 2006;

In connection  with the Quarterly  Report of Catskill  Litigation  Trust on Form
10-QSB for the period  ended  March 31,  2006 as filed with the  Securities  and
Exchange Commission on the date hereof (the "Report"), I, Paul A. deBary, Acting
Chief Financial Officer of the Catskill Litigation Trust,  certify,  pursuant to
18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002 that to my knowledge:

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or
          Section 15(d), as applicable,  of the Securities Exchange Act of 1934, as amended; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Catskill Litigation Trust.

                                            /s/ Paul A. deBary
                                          --------------------------------------
                                          Name:  Paul A. deBary
                                          Title: Acting Chief Financial Officer
                                          Date:  May 11, 2006

     (1)  A signed  original of this written  statement  required by Section 906 has been provided to Catskill Litigation Trust and will be retained by
          Catskill Litigation Trust and furnished to the Securities and Exchange
          Commission or its staff upon request.

          The foregoing  certification  is being furnished solely pursuant to 18
          U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.